UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1900 K STREET, N.W.,

WASHINGTON, DC 20006

(Address of principal executive offices) (Zip code)

Alberto Osorio

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Douglas P. Dick

Dechert LLP

1900 K STREET, N.W.,

WASHINGTON, DC 20006

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s Semi-Annual Report to Stockholders for the period ending April 30, 2015 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Managed Distribution Plan (MDP)

The Board of Directors of the Fund has authorized quarterly distributions under the MDP at an annual rate of 10% of the Fund’s net asset value (“NAV”) per share recorded on the last business day of the previous calendar year. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Mexico Fund, Inc.

The Mexico Fund, Inc.

The Fund’s Management

Directors

Emilio Carrillo Gamboa—Chairman

Jonathan Davis Arzac

Edward Djerejian

José Luis Gómez Pimienta

Claudio X. González

Jaime Serra Puche

Marc J. Shapiro

Officers

Alberto Osorio—President and Chief Executive Officer

Alberto Gómez Pimienta—Treasurer

Samuel García-Cuéllar—Secretary

Douglas P. Dick—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

Counsel

Dechert LLP

Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

2015 Semi Annual Report

April 30, 2015

Highlights

•	The first half of the Fund’s fiscal year 2015 ended on April 30, 2015.

•

Mexico’s gross domestic product (“GDP”) grew 2.1% during 2014 and 2.5% during the first quarter of 2015. Analysts surveyed by the Mexican Central Bank estimate that GDP growth will gradually recover to 2.9% during calendar 2015 and 3.4% during calendar 2016.

•

During the first half of fiscal 2015, the Fund’s market price and NAV per share registered total returns[1] of -13.99% and -11.94%, respectively. These returns registered by the Fund compare with returns of -12.69% and -12.39% registered by the Morgan Stanley Capital International Mexico Index (“MSCI Mexico Index”) and the Bolsa IPC Index, respectively.

•

Fund shares traded mostly at a small discount or at a premium during this six-month period. As of April 30, 2015, the Fund’s market price and NAV per share were $21.81 and $22.20, respectively, reflecting a discount of 1.76%, compared with a premium of 0.94% at the end of fiscal 2014.

•

Since June 2013, the Fund has been issuing additional Fund shares when the Fund is trading at a premium under an Equity Shelf Program (“ESP”). Under the ESP, the Fund issued 1,700 shares during the first half of fiscal 2015, resulting in additional available assets of $45,087.

•	The Fund has declared a distribution of $0.5660 per share under its Managed Distribution Plan (“MDP”), to be paid on July 23, 2015 to stockholders of record on July 14, 2015.

[1]	These performance figures take into account the reinvestment of distributions.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2015 Semi Annual Report for the six-month period ended April 30, 2015. In this report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.

Economic and Political Environment

During calendar 2014, Mexico’s GDP expanded 2.1%. This low rate of growth is explained by sluggish domestic consumption due to higher tax rates and new taxes, the results of a fiscal reform that was put in place in 2014. Additionally, low levels of public sector expenditures had a negative impact on growth. During the first quarter of 2015, GDP expanded at an annual rate of 2.5%.

The Mexican economy was affected by the decline in oil prices during the first half of fiscal 2015. In the six-month period ending April 30, 2015, the price of West Texas Intermediate oil (used as a benchmark in oil pricing) and Mexican oil mix both declined 26% to $59.6 USD/bbl and $57.0 USD/bbl, respectively. During 2013 and 2014, oil revenues represented 33% and 30% of public sector revenues, respectively. Although the Mexican government has hedged a significant portion of oil exports at $79 USD/bbl for 2015, no such oil price hedges are currently in place for 2016. As a result of lower oil prices, Mexico’s Ministry of Finance announced in January 2015 public expenditure cuts of 124 billion pesos (“Ps.”) for 2015, which is equivalent to 0.7% of GDP.

Despite the decrease in oil prices mentioned above, Mexico’s energy reform is moving forward as Petróleos Mexicanos (“Pemex”), the Mexican state-owned oil company, has started auctioning oil field contracts with the aim of increasing production. These auctions are open to domestic and foreign companies, and Pemex expects to begin announcing the results gradually in the second half of 2015. Any future increase in crude oil production, which has fallen from 3.4 mbpd in 2004 to 2.4 mbpd in 2014, could compensate for lower oil prices.

Mexico’s Central Bank (“Banxico”) has maintained the overnight interest rate at 3.0% since June 6, 2014, when it reduced the reference rate by 50 basis points, and inflation remains under control at an annual rate of 3.06% as of April 2015. The Federal Reserve (“Fed”) ended its asset-purchase program at the end of October 2014, but has kept its overnight interest rate unchanged in the range of 0.00% to 0.25%. During the Fed’s March 2015 meeting, it was mentioned that a possible rate hike in its overnight interest rate may occur in the coming months.

The Mexican peso depreciated 12.2% against the U.S. dollar to Ps. 15.35 in the six-month period ended April 30, 2015, and the U.S. dollar increased 8.8%, as measured by the DXY Index1. We believe that the peso’s depreciation is due to the current low oil price environment and investors’ expectation that the Fed will start to increase its reference rate. As a result of the peso’s depreciation, Banxico announced on

[1]	DXY Index computes the value of the U.S. dollar relative to a basket of foreign currencies.

The Mexico Fund, Inc.

December 8, 2014 a program in which it will sell in auction up to $200 million whenever the peso falls at least 1.5% in any given day. In addition, on March 11, 2015, Banxico announced the implementation of a new mechanism consisting of the auction of $52 million daily until June 8, 2015; on May 22, 2015, Banxico extended the mechanism until September 29, 2015. Foreign reserves amounted to $195.3 billion at the end of April 30, 2015, near historical highs.

Mexico’s public finances are healthy and its fiscal deficit was 3.2% in 2014. Mexico’s government continues to focus on maintaining a prudent approach to its public finances, announcing that the federal budget for 2016 will be made using zero-based budgeting. The use of zero-based budgeting implies an extensive review and justification of every item to be budgeted with the goal of reducing public expenditures.

Mexican economists surveyed by Banxico at the end of April 2015 estimate GDP growth for 2015 and 2016 at 2.9% and 3.4%, respectively, with inflation at annual rates of 3.1% and 3.5%, respectively. Economists also expect the overnight interest rate to reach 3.5% and 4.3% by the end of 2015 and 2016, respectively, and the fiscal deficit as a percentage of GDP to be 3.3% and 3.1%, respectively.

Management Discussion of Fund’s Performance and Portfolio Strategy

During the first half of fiscal 2015, slow economic growth, lower oil prices, general appreciation of the U.S. dollar against other currencies, and expectations that the Fed will start to increase its overnight interest rate resulted in a negative performance of the Mexican equity market in U.S. dollar terms. As such, the Fund’s NAV followed the decline of the Mexican equity market. During the six-month period ended April 30, 2015, the MSCI Mexico Index and the Bolsa IPC Index registered returns1 of -12.69% and -12.39%, respectively, while the Fund’s market price and NAV registered returns of -13.99% and -11.94%, respectively. The larger negative return registered by the Fund’s market price is the result of a lower valuation relative to its NAV per share, as it was trading at a premium of 0.94% at the end of October 2014, which converted into a discount of 1.76% at the end of April 2015.

The following table shows the annualized performance1 of the Fund’s market price and NAV per share as well as that of the two most relevant benchmarks, for periods ended April 30, 2015.

	Years (Annualized %)

	One	Three	Five	Ten
Fund’s Market Price	-7.01	6.33	8.28	12.88
Fund’s NAV	-6.70	3.51	5.68	11.08
MSCI Mexico Index	-5.77	0.38	3.94	11.16
Bolsa IPC Index	-5.49	0.10	3.42	12.07

Source: Impulsora del Fondo México, S.C.

[1]	Performance figures take into account the reinvestment of distributions.

The Mexico Fund, Inc.

During the first half of 2015, Impulsora del Fondo México, SC (“Adviser” or “Impulsora”) decreased the Fund’s exposure to issuers linked to the oil industry due to the steep decline in oil prices, as mentioned earlier in this report. At the same time, Impulsora reduced the Fund’s exposure to companies in the consumption sector due to some issuers’ high relative valuations. On the other hand, the Adviser increased the Fund’s exposure to the construction and industrial real estate sectors, as it expects the Mexican government to auction the construction and operation of several highways to the private sector and also anticipates that the industrial real estate sector will benefit from strong manufacturing activity, especially in the automotive industry. Due to the volatility in the financial markets in recent months, the Fund increased its cash position to 5.4% as of April 30, 2015, from 1.8% as of October 31, 2014.

The following table shows the top five contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal 2015. The table is sorted according to the contribution of these issuers to the Fund’s outperformance relative to the MSCI Mexico Index and shows their market price returns during such period. The Fund maintained no exposure to Funo, Gfinbur, Lab and Kof, as well as an underweight exposure to Amx, issuers that registered double-digit negative returns.

Top Five Contributors to Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over/ Under Weight
Funo	Real Estate	-26.59%	0.98%	-3.58%
Gfinbur	Financial Group	-20.45%	0.67%	-3.26%
Lab	Health Care	-53.23%	0.50%	-0.64%
Kof	Beverages	-22.39%	0.48%	-1.94%
Amx	Telecommunications	-13.24%	0.47%	-2.63%

The following table shows the top five detractors from the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal 2015 and shows their respective market price returns during

The Mexico Fund, Inc.

such period. The Fund maintained an overweight exposure to Alfa, Alpek, Ienova, Mexchem and Cemex, all of which registered negative returns during the period.

Top Five Detractors from Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over/ Under Weight
Alfa	Holding company	-35.34%	-0.70%	1.39%
Alpek	Petrochemical	-21.10%	-0.45%	1.76%
Ienova	Energy	-4.87%	-0.39%	0.62%
Mexchem	Chemical products	-29.75%	-0.36%	0.79%
Cemex	Building materials	-21.65%	-0.34%	1.44%

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets as of April 30, 2015, which amounted to $335.21 million. More detailed information about the Fund’s portfolio is available below in this report.

Portfolio Composition by Sector

Percentage of Net Assets and Weights on MSCI Mexico Index,

April 30, 2015

Increased investor demand for Fund shares continues to result in a high volume of shares traded. During the first half of fiscal 2015, the Fund traded a total of 7.45 million shares on all U.S. consolidated markets, resulting in a daily average value of shares traded of $1.33 million. The Fund is one of the most liquid closed-end funds investing in Latin America, as very few of the comparable funds trade more than one million dollars per day.

The Mexico Fund, Inc.

The average price-to-earnings ratio (“PER”) of the Mexican equity market at the end of April 2015 was 22.6 times, while the price-to-book value ratio was 2.7 times2. The market capitalization of the Bolsa at the end of April 2015 amounted to $486.2 billion. During the first quarter of calendar 2015, financial statements for Mexican listed companies showed, in general, solid operating results, as revenues and EBITDA3 increased 9.1% and 11.2%, respectively. However, net profit decreased 14.9% due to the depreciation of the peso against the U.S. dollar, as mentioned earlier in this report. The Adviser will seek to be prudent in identifying companies with strong balance sheets that include manageable debt levels, positive free cash flows, strong corporate governance policies, high-quality management teams, attractive growth potential and proven business models.

Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on March 5, 2015 at 9:30 a.m. Central time at the John Jacob Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027. Stockholders re-elected Marc J. Shapiro and Jaime Serra Puche as Directors. A total of 11,981,501.33 Fund shares were represented in the meeting, constituting a quorum of 79.36%.

Regarding the election of the Fund’s Class I Directors, the results of the Annual Meeting were as follows*:

	For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted
Marc J. Shapiro	11,571,845.13	76.65%	96.58%	409,656.20	2.71%	3.42%
Jaime Serra Puche	11,698,055.04	77.48%	97.63%	283,446.29	1.88%	2.37%

*	There were no abstentions or broker non-votes with regard to the election of the Fund’s Class I Directors.

Equity Shelf Program

Since June 2013, the Fund has been issuing additional Fund shares when the Fund is trading at a premium under an Equity Shelf Program (“ESP”). The ESP is conducted pursuant to a shelf registration statement filed with the SEC. Under the ESP, the Fund issued 1,700 shares during the first half of fiscal 2015, resulting in additional available assets of $45,087.

Declaration of Distributions under MDP

Under the MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV per share recorded on the last business day of the previous calendar year. The Fund has maintained this rate of distributions since May 2009 and all distributions paid since then were composed of net investment income and realized capital gains. The Board has ratified the continuation of the Fund’s MDP during fiscal 2015 at the same annual rate of 10%, with distributions to be based on the Fund’s NAV per share as of December 31, 2014. In making this

[2]	Source: Impulsora del Fondo Mexico, S.C. with figures provided by the Mexican Stock Exchange.
[3]	EBITDA refers to earnings before interest, taxes, depreciation and amortization.

The Mexico Fund, Inc.

determination, the Board considered all of the relevant facts and circumstances, including both the challenging global economic environment and the value to stockholders of steady cash distributions.

Pursuant to the MDP, the Board of Directors has declared a dividend distribution of $0.5660 per share, payable in cash on July 23, 2015 to stockholders of record on July 14, 2015.

For each distribution under the MDP, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

***

As mentioned in this report, the Mexican economy and equity market have faced a challenging environment; notwithstanding the above, we are confident that the solid fundamentals of selected listed companies and the overall strength of key economic variables in Mexico will continue to result in attractive investment opportunities in the Mexican equity market. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

Alberto Osorio	Emilio Carrillo Gamboa
President and Chief Executive Officer	Chairman of the Board

June 12, 2015

The Mexico Fund, Inc.

General Information

Renewal of Investment Advisory and Management Agreement

At an in-person meeting of the Board held on March 5, 2015 at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board, and separately a majority of the Independent Directors, taking into consideration the recommendation of the Contract Review Committee of the Board (“Committee”), approved the continuation of the Investment Advisory Agreement (“Agreement”) with Impulsora based on its consideration of various factors, including (1) the nature, extent and quality of services provided by the Adviser to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided, and profits to be realized, by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (5) other benefits to the Adviser from its relationship with the Fund (and any corresponding benefit to the Fund). In response to a specific request by the Independent Directors, Impulsora provided detailed information concerning the foregoing factors. The Board also received a memorandum from independent legal counsel discussing the duties of board members in considering the approval of the continuation of the Agreement. The Board evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s historical performance through the beginning of March 2015, as well as the Fund’s current advisory fee rate, which is below both of the median and average for regional closed-end funds followed by Lipper, Inc. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the Agreement.

The Board has determined that the Agreement is in the best interests of the Fund’s stockholders, as it would enable the stockholders to obtain high quality services at a cost that is appropriate and reasonable. In addition, the Board has concluded that the Agreement appropriately aligns the interests of the Adviser, the Fund, and Fund stockholders by rewarding superior performance or penalizing poor investment results when compared with the MSCI Mexico Index.

Performance adjustments under the Agreement began on April 1, 2015 based upon the Fund’s performance during the 12 months ended March 31, 2015. However, no adjustments were made during April 2015,

The Mexico Fund, Inc.

as the difference in performance between the Fund’s NAV and the MSCI Mexico Index was less than 2 percentage points.

Investment Services. The Board considered the nature, extent and quality of advisory services provided by the Adviser. The Board receives information at regular meetings throughout the year regarding the services rendered by the Adviser concerning the management of the Fund and the Adviser’s role in coordinating providers of other services to the Fund. Also, the Adviser provides all facilities and services necessary to analyze, execute and maintain investments consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981. The Board had available to it the qualifications, backgrounds and responsibilities of the personnel primarily responsible for the day-to-day portfolio management of the Fund and recognized that these individuals report to the Board regularly and provide a detailed report on the Fund’s performance at each regular meeting of the Board. The Board also received and considered the Adviser’s financial information, including recent operating results and expenses, as well as the specific services performed by the Adviser. The Board concluded that overall, it was satisfied with the nature, quality and extent of services that the Adviser provides to the Fund.

Investment Performance. At the in-person Board meeting on March 5, 2015, the Board received and considered information regarding Fund performance relative to the leading Mexican equity indices, including the Bolsa IPC Index and the MSCI Mexico Index, as well as comparable funds. The Board had also received information throughout the year at periodic intervals regarding the Fund’s performance, including with respect to the leading Mexican equity indices. The Board was provided with the performance matrix as of March 4, 2015 with periods of three months, year-to-date, one year, three years, five years and ten years, and determined that the Fund had outperformed both the MSCI Mexico Index and the Bolsa IPC Index over periods of 3 years and 5 years. The Board also determined that the Adviser had achieved superior investment performance compared with nearly all of the major Mexican equity mutual funds over the three year and five year periods. The Board also considered the fruitful efforts made by the Adviser to address the Fund’s stock price relative to NAV, including the Fund’s Managed Distribution Plan (“MDP”), the open market repurchase policy, and efforts to provide investors with more timely information about the Fund’s assets. Based on its review and the Adviser’s explanation, the Board concluded that the Fund’s performance has been positive and competitive.

Costs and Profitability. The Board reviewed the fees charged by Impulsora for investment advisory services, as well as the gross revenues and pre-tax profits earned by Impulsora. The Board also reviewed and considered comparative information supplied by Lipper Inc., which the Board noted showed that the effective investment advisory fee of the Fund remained competitive and lower than the median and average fees of other comparable regional closed-end funds. The Board also reviewed and considered comparative information regarding administrative fees and expense ratios charged to comparable funds. Additionally, the Board

The Mexico Fund, Inc.

General Information

Continued

reviewed the actual dollar amount of the fees payable under the Agreement, as well as the fee as a percentage of assets under management. On the basis of this information, the Board concluded that the level of the investment advisory fee and the profitability of the relationship between the Fund and Impulsora are appropriate in light of the nature, extent and quality of services provided to the Fund. The Board also concluded that the Agreement’s performance component and its use of the MSCI Mexico Index were fair and appropriate.

Economies of Scale. The Board determined that the investment advisory fees payable under the Agreement already reflect potential future economies of scale, through the existing fee structure, which includes the imposition of breakpoints as Fund assets increase, of 1.0% of average daily net assets for assets up to and including $200 million, 0.90% of average daily net assets for assets in excess of $200 million and up to and including $400 million, 0.80% of average daily net assets for assets in excess of $400 million and up to and including $600 million, 0.70% of average daily net assets for assets in excess of $600 million and up to and including $800 million, and 0.60% of average daily net assets for assets over $800 million.

Other Benefits to the Adviser. The Board determined that the other benefits described by the Adviser were reasonable, fair, and consistent with industry practice and the best interest of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to the Adviser due to the fact that it also serves, and receives an additional administrative fee from, the Fund pursuant to the Fund Services Agreement.

The above discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the Agreement.

Concentration Policy

The Fund has a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the Bolsa IPC Index concentration by more than 5%. At the end of April 2015, no industry group represented 20% or more of the value of the securities included in the Bolsa IPC Index.

The Mexico Fund, Inc.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling Mr. Alberto Gomez Pimienta, the Fund’s Treasurer, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or are available without charge, upon request, by calling Mr. Alberto Gómez Pimienta. Mr. Gómez Pimienta can be contacted at (+52-55) 9138-3350, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

How to Obtain More Information About the Fund

The Fund’s semi-annual and annual reports and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Investor Reports.”

Stockholders will receive printed versions of these documents unless they have consented to receiving them electronically (see below). Stockholders who wish to receive public reports and press releases regarding the Fund by e-mail should log in to their AST accounts at www.amstock.com and consent to electronic delivery.

The Fund publishes a Monthly Summary Report containing information about the Fund’s performance, portfolio composition and relevant figures of the Mexican economy. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.

Stockholders that have questions about the Fund may contact Mr. Alberto Gómez Pimienta, the Fund’s Treasurer, at (+52-55) 9138-3350 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com.

Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform your broker about your preference for electronic delivery (if you are holding your shares in street name) or if you are a record holder of Fund shares, by logging in to your AST account at www.amstock.com and consenting to electronically receive Fund materials.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares

The Mexico Fund, Inc.

General Information

Continued

trade at a price which is at a discount of at least 10% to NAV. During the first half of fiscal 2015 the discount did not exceed 10% and therefore the Fund did not repurchase Fund shares in open market transactions.

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (“the Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)	Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through the Plan Agent, American Stock Transfer & Trust Company, LLC (“AST”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)	Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s Managed Distribution Plan can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)	Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)	Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)	Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the Securities and Exchange Commission or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any

The Mexico Fund, Inc.

questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company, LLC

Attention: Plan Administration Department

PO Box 922

Wall Street Station

New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan without penalty at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.

Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

The Mexico Fund, Inc.

General Information

Concluded

If you have any questions concerning the Plan, or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of this semi-annual report along with other information about the Fund. After the Fund’s 2015 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services”, and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2015

(Unaudited)

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 94.64%
	Airports
2,000,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B	$9,982,737	2.98%

	Beverages
1,500,000	Arca Continental, S.A.B. de C.V.	9,209,798	2.75
3,200,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD (a)	28,992,932	8.65

		38,202,730	11.40

	Building Materials
27,346,800	Cemex, S.A.B. de C.V. Series CPO	26,366,088	7.87

	Chemical Products
4,800,000	Alpek, S.A.B. de C.V. Series A (b)	6,466,499	1.93
3,010,000	Mexichem, S.A.B. de C.V.	8,615,967	2.57

		15,082,466	4.50

	Construction and Infrastructure
1,600,000	Corporación Inmobiliaria Vesta, S.A.B. de C.V.	2,992,476	0.89
800,000	Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	9,192,665	2.74

		12,185,141	3.63

	Consumer Products
5,000,000	Kimberly-Clark de México, S.A.B. de C.V. Series A (b)	11,084,330	3.31

	Financial Groups
400,000	Banregio Grupo Financiero, S.A.B. de C.V. Series O (a)	2,292,564	0.68
4,500,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	25,644,767	7.65
2,500,000	Grupo Financiero Santander México, S.A.B de C.V. Series B	5,091,039	1.52

		33,028,370	9.85

	Food
600,000	Gruma, S.A.B. de C.V. Series B	7,230,644	2.16
1,200,000	Grupo Bimbo, S.A.B. de C.V. Series A (a)	3,220,742	0.96
2,700,000	Grupo Lala, S.A.B. de C.V. Series B	5,464,903	1.63
1,000,000	Industrias Bachoco, S.A.B. de C.V. Series B (a)	4,465,001	1.33

		20,381,290	6.08

	Holding Companies
6,350,000	Alfa, S.A.B. de C.V. Series A (b)	12,885,737	3.84

	Media
2,290,000	Grupo Televisa, S.A.B. Series CPO (a)	16,657,529	4.97

See Notes to Financial Statements.

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2015

(Unaudited) Concluded

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - concluded
	Mining
4,750,000	Grupo México, S.A.B. de C.V. Series B (b)	$14,654,897	4.37%

	Restaurants
2,600,000	Alsea, S.A.B. de C.V. (a)	7,803,133	2.33

	Retail
870,191	El Puerto de Liverpool, S.A.B. de C.V. Series C-1 (a)	9,553,649	2.85
1,600,000	Grupo Rotoplas, S.A.B. de C.V. (a)	2,918,472	0.87
10,570,000	Wal-Mart de México, S.A.B. de C.V.	24,954,028	7.44

		37,426,149	11.16

	Steel
305,000	Ternium, S.A.	6,465,988	1.93

	Telecommunications Services
52,454,446	América Móvil, S.A.B. de C.V. Series L	55,049,746	16.42

	Total Common Stock (Identified cost - $322,813,932)	$317,256,331	94.64%

Principal Amount	SHORT-TERM SECURITIES - 5.37%
	Repurchase Agreements
$14,500,572	BBVA Bancomer, S.A., 3.04%, dated 04/30/15, due 05/04/15 repurchase price $14,505,470 collateralized by M BONOS (Bonds issued by the Mexican Government), interest rate 5.00%, due 06/18/15. Value of collateral $14,645,343.	$14,500,572	4.33%

	Time Deposits
3,489,245	Comerica Bank, 0.06%, dated 04/30/15, due 05/01/15	3,489,245	1.04

	Total Short-Term Securities (Identified cost - $17,989,817)	$17,989,817	5.37%

	Total Investments (Identified cost - $340,803,749)	335,246,148	100.01
	Liabilities in Excess of Other Assets	(36,959)	(0.01)

	Net Assets Equivalent to $22.20 per share on 15,097,256 shares of capital stock outstanding.	$335,209,189	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b)	A member of the Fund’s Board of Directors also serves as a member of the company’s board of directors.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities

as of April 30, 2015 (Unaudited)

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $322,813,932)	$317,256,331
Short term securities (identified cost - $17,989,817)	17,989,817

Total investments (identified cost - $340,803,749)	$335,246,148
Receivables from securities sold	179,349
Interest receivable	1,224
Prepaid expenses	299,560

Total assets	335,726,281

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	302,124
Accrued expenses and other liabilities	213,506
Payables for securities purchased	1,462

Total liabilities	517,092

Net Assets - Equivalent to $22.20 per share on 15,097,256 shares of capital stock outstanding (Note 7)	$335,209,189

Composition of Net Assets:
Common Stock	$15,097,256
Additional paid-in capital	314,322,642
Accumulated net investment loss	(597,726)
Accumulated net realized gain on investments	12,029,796
Unrealized (depreciation) of investments and translation of assets and liabilities in foreign currency	(5,642,779)

$335,209,189

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations

For the six months ended April 30, 2015 (Unaudited)

Net Investment Income:
Income:
Dividends (a)	$2,720,484
Interest	176,137

Total income	$2,896,621

Expenses:
Investment advisory fee	1,654,500
Administrative services	227,641
Legal fees	205,475
Directors’ fees	197,463
Printing, distribution and mailing of stockholder reports	128,608
Audit and tax fees	94,591
Directors’ and Officers’ expenses	75,000
Insurance	41,480
Stockholders’ information	36,396
Custodian fees	23,942
Chief Compliance Officer fees	15,000
Transfer agent and dividend disbursement fees	14,100
Stock exchange fees	12,397
Miscellaneous	32,216

Operating expenses	2,758,809

Net investment income	137,812

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	22,393,212
Net realized loss from foreign currency transactions	(1,045,663)

Net realized gain on investments and foreign currency transactions	21,347,549
Decrease in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Decrease in net unrealized appreciation on investments	(69,158,452)
Decrease in net unrealized appreciation on translation of assets and liabilities in foreign currency	(86,617)

Decrease in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	(69,245,069)

Net Decrease in Net Assets Resulting from Operations	$(47,759,708)

(a)	Net of withholding taxes for $5,500.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2015	For the Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$137,812	$1,201,770
Net realized gain on investments and foreign currency transactions	21,347,549	43,394,855
Decrease in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	(69,245,069)	(24,598,076)

Net (decrease) increase in net assets resulting from operations	(47,759,708)	19,998,549
Dividends to stockholders from net investment income	(632,575)	(2,000,582)
Distributions to stockholders from net realized gain on investments	(18,972,722)	(42,457,593)

	(67,365,005)	(24,459,626)

From Capital Share Transactions:
Net increase in capital stock (Note 5)	44,961	28,471,361

	44,961	28,471,361

Total (decrease) increase in net assets	(67,320,044)	4,011,735

Net Assets:
Beginning of period	402,529,233	398,517,498

End of period (including undistributed net investment (loss) income of $(597,726) and $942,700, respectively)	$335,209,189	$402,529,233

See Notes to Financial Statements.

The Mexico Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of year	$26.67	$28.30	$28.66	$25.37	$29.50	$22.97

Net investment (loss) income*	0.01	0.09	0.08	0.12	0.24	0.17
Net (loss) gain on investments and translation of foreign currency*	(3.18)	1.24	2.47	5.78	(1.34)	8.48

Total from investment operations*	(3.17)	1.33	2.55	5.90	(1.10)	8.65

Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.04)	(0.14)	(0.15)	(0.13)	(0.10)	(0.11)
Distributions to stockholders from net realized gain on investments	(1.26)	(2.87)	(2.79)	(2.48)	(2.94)	(2.24)

Total dividends and distributions	(1.30)	(3.01)	(2.94)	(2.61)	(3.04)	(2.35)

Capital Share Transactions:
Effect on NAV of stock repurchased	—	—	—	—	0.01	0.21
Payment of short-swing profit****	—	—	—	—	—	0.02
Anti-dilutive effect resulting from issuance of fund shares	—	0.05	0.03	—	—	—

Total capital share transactions	—	0.05	0.03	—	0.01	0.23

Net asset value, end of period	$22.20	$26.67	$28.30	$28.66	$25.37	$29.50

Market value per share, end of period	$21.81	$26.92	$28.81	$27.59	$23.53	$26.87

Total investment return based on market value per share**	(13.99)%	3.99%	14.50%	30.08%	(1.76)%	47.13%
Ratios to Average Net Assets:
Expenses*****	1.60%	1.57%	1.42%	1.49%	1.42%	1.47	%***
Net investment income*****	0.08%	0.29%	0.26%	0.43%	0.83%	0.64%
Supplemental Data:
Net assets at end of period (in 000’s)	$335,209	$402,529	$398,517	$382,960	$339,050	$395,337
Portfolio turnover rate	8.94%	39.36%	35.53%	30.94%	25.18%	29.96%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund´s Distribution Reinvestment and Stock Purchase Plan.
***	Net of expense reimbursement representing 0.02%.
****	Represents payment made to the Fund by a Fund Director for profits realized by the Fund Director on sales of Fund shares made within a period of less than six months from purchase.
*****	Annualized for periods less than one year.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2015

(Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of investments — Investments in which the principal exchange is the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the NASDAQ Stock Market or the New York Stock Exchange are valued at the NASDAQ official closing price or the last sale price, respectively. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund´s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund´s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund´s investments and are summarized in the following fair value hierarchy:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2015

(Unaudited) Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment´s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments in securities:

Valuation Inputs	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ASSETS:
Investments in Securities:
Equity Investments (a)	$317,256,331	—	—	$317,256,331
Short Term Investments (b)	—	$17,989,817	—	$17,989,817

Total Investments in Securities	$317,256,331	$17,989,817	—	$355,246,148

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments.
(b)	These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund´s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

During the six months ended April 30, 2015, there were no transfers of investments between fair value levels.

Security transactions and investment income — Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2015 was Ps.15.3505 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

The Mexico Fund, Inc.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets; currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund; and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund´s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México, S.C. monitors the credit standing of repurchase agreement counterparties. It is the Fund´s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2015 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund’s tax positions has been made and it has been determined that there is no impact to the Fund’s financial statements.

Each of the Fund´s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Dividends to stockholders from net investment income are determined based on federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from securities transactions are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets,

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2015

(Unaudited) Continued

(2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing around 23% of the market capitalization of the Mexican Stock Exchange. As of April 30, 2015, the Fund held investments representing 16.42% of its net assets in one of these companies (América Móvil). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% of average daily net assets up to and including $200 million, 0.90% on the excess over $200 million up to and including $400 million, 0.80% on the excess over $400 million up to and including $600 million, 0.70% on the excess over $600 million up to and including $800 million and 0.60% on the excess over $800 million.

Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the MSCI Mexico Index. A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s NAV performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be applied each day and a daily fee is calculated; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. If the investment performance of the Fund exceeds the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will increase the Base Fee by 0.025% for every percentage point of outperformance. If the investment performance of the Fund trails the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will decrease the Base Fee by 0.025% for every percentage point of underperformance.

The Mexico Fund, Inc.

The maximum amount of the performance adjustment in either direction is 0.20%, if the difference between the investment performance of the Fund and the investment record of the MSCI Mexico Index is 10 percentage points or more.

Performance adjustments began on April 1, 2015 based upon the Fund’s performance during the 12 months ending March 31, 2015. However, no adjustments were made during April 2015, as the difference in performance between the Fund’s NAV and the MSCI Mexico Index was less than 2 percentage points.

3.	Fund Services Agreement:

The Fund has entered into a Fund Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million, with a minimum amount of $450,000 per year.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2015 were as follows:

Purchases
Common Stock	$30,194,123

Total Purchases	$30,194,123

Proceeds from Investments Sold
Common Stock	$61,417,880

Total Sales	$61,417,880

5.	Capital Stock:

At April 30, 2015, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 15,097,256 shares were outstanding.

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund´s transfer

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2015

(Unaudited) Concluded

agent otherwise. During the six months ended April 30, 2015 the Fund did not issue shares.

On June 7, 2013 the Fund filed a Registration Statement with the SEC in order to be able to offer, from time to time and subject to market conditions, its shares of common stock at a price equal to or greater than the Fund’s NAV per share at the time of the offer, exclusive of any underwriting commissions and other expenses related to the offer. In accordance with the terms of the Registration Statement, for the six months ended April 30, 2015 the Fund issued 1,700 shares at market prices above NAV, resulting in net proceeds to the Fund of $44,961. Offering costs of approximately $580, related to the issuance of these shares were charged against the Fund´s Additional paid in capital during the six months ended April 30, 2015.

6.	Distributions to Stockholders:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses.

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund´s net asset value, Any such reclassifications are not reflected in the financial highlights.

On August 12, 2008, the Fund received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board of Directors approved the implementation of a Managed Distribution Plan (“MDP”) to make quarterly cash distributions to stockholders. Under the plan, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

The Board of Directors has authorized quarterly distributions under its MDP to an annual rate of 10% of net asset value as of the last business day of the previous calendar year.

The tax character of distributions paid during the fiscal year ended October 31, 2014 were as follows:

2014
Distributions paid from:
Ordinary income	$6,023,135
Long term capital gains	38,435,040

Total distributions paid	$44,458,175

The Mexico Fund, Inc.

As of April 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net long term capital gains	$13,738,581
Undistributed ordinary loss	(788,017)
Unrealized depreciation	(7,161,273)

Total accumulated earnings	$5,789,291

As of April 30, 2015, the cost of investments for federal income tax purposes was $342,322,232. Gross unrealized appreciation of investments was $16,480,048 and gross unrealized depreciation of investments was $23,555,579 resulting in net unrealized depreciation on investments of $7,075,531, excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.

7.	Stock Repurchases:

In June 2009, the Board authorized the Fund’s investment adviser to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to net asset value. During the six months ended April 30, 2015, the Fund did not repurchase shares in the open market.

8.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund´s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9.	Subsequent Events:

Subsequent to April 30, 2015, the Fund declared a distribution of $0.5560 per share payable on July 23, 2015 to stockholders of record on July 14, 2015.

The Mexico Fund, Inc.

Privacy Policy

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;

Information about your transactions with us; and

Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b) A committee of persons associated with the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. As of the date of this filing, the members of the Portfolio Management Committee are the same as those identified in the Fund’s most recent annual report on Form N-CSR, with the exception that Mr. Eduardo Solano Arroyo is no longer an employee of the Investment Adviser or a member of the Portfolio Management Committee and Mr. Tofi Dayan, CFA has been added to the Portfolio Management Committee.

Below is a table reflecting the information requested for each member of the Portfolio Management Committee. This information is current as of June 25, 2015.

Name	Title with Investment Adviser	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Alberto Osorio Morales	Director General and Chairman of the Board	Since 1991	Mr. Osorio currently serves as Director General and Chairman of the Board of the Fund’s Investment Adviser. He has been an employee of the Investment Adviser since 1991.	Mr. Osorio oversees the full operation of the Fund’s Investment Adviser and any determinations made by the Portfolio Management Committee.

Alberto Gómez Pimienta	Director of Finance	Since 2009	Mr. Alberto Gómez Pimienta has served as Director of Finance of the Fund’s Investment Adviser since March 2014 and has been an employee of the Investment Adviser since 2009.	Mr. Gómez Pimienta participates in the investment decision-making processes of the Portfolio Management Committee and makes recommendations to the Committee regarding purchases or sales of portfolio securities. He also analyzes corporate, financial and economic data relevant to the investment decision process.

Tofi Dayan, CFA	Financial Analyst	Since 2013	Mr. Dayan has been an employee of the Investment Adviser since 2013. Previously, he worked as an Analyst for Banamex Asset Management from 2011 to September 2013 and as a Research Equity Analyst for Accival from 2010 to 2011.	Mr. Dayan participates in the investment decision-making processes of the Portfolio Management Committee. He also analyzes financial and quantitative information of equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange) and makes recommendations to the Committee regarding purchases or sales of portfolio securities.

Other accounts.

As of June 25, 2015, none of the individuals identified in the table above in response to paragraph (b) is responsible for the day-to-day management of the portfolio of any other account.

Components of Compensation.

As of June 25, 2015, all of the individuals identified in the table above in response to paragraph (b) are compensated through a base salary and a variable bonus that is paid in December of each year. There are no deferred compensation or pension/retirement plans. All of the individuals identified in the table above in response to paragraph (b) participate in a stock option plan maintained by the Investment Adviser.

Criteria on which compensation is based.

The base salary of the individuals identified in the table above in response to paragraph (b) is fixed, and is generally adjusted on an annual basis at a rate similar to the inflation rate in Mexico. Experience and level of responsibility held within the Investment Adviser are taken into account in determining the base salary of each individual.

The annual bonus is calculated based on individual performance and responsibilities. The total amount of bonuses should not exceed 40% of the Investment Adviser’s operating profit.

The Investment Adviser has a Compensation Committee whose members are appointed by its Board of Directors. The formula utilized to calculate the annual bonus was adopted by the Compensation Committee and ratified by the Board of Directors of the Investment Adviser. There are no other benchmarks or variables utilized to calculate compensation to the individuals identified in the table above in response to paragraph (b).

Dollar Range of Equity Securities Beneficially Owned.

As of June 25, 2015, Mr. Osorio1 was the beneficial owner of over $1,000,000 of equity securities of the Fund. None of the other individuals identified in the table above in response to paragraph (b) had beneficial ownership of any equity securities of the Fund.

[1]	This amount includes the disposition of 45,000 shares by Impulsora del Fondo Mexico, S.C., the Fund’s Investment Adviser, which may be attributable to Mr. Osorio as a result of Rule 16a-1(a)(2)(iii) under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Osorio is the Director General and Chairman of the Board of Impulsora del Fondo Mexico, S.C. and owns more than 25% of its capital. Nevertheless, pursuant to Exchange Act Rule 16a-1(a)(4), Mr. Osorio disclaims beneficial ownership.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from November 1, 2014 to April 30, 2015(A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2014 to November 30, 2014	0	n.a.	0	1,509,556

Month # 2 December 1, 2014 to December 31, 2014	0	n.a.	0	1,509,726

Month # 3 January 1, 2015 to January 31, 2015	0	n.a.	0	1,509,726

Month # 4 February 1, 2015 to February 28, 2015	0	n.a.	0	1,509,726

Month # 5 March 1, 2015 to March 31, 2015	0	n.a.	0	1,509,726

Month # 6 April 1, 2015 to April 30, 2015	0	n.a.	0	1,509,726

Total	0	n.a.	0	1,509,726

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

(c) Copies of the Registrant’s notices to shareholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 25, 2015

By*	/s/ Alberto Gómez Pimienta
Alberto Gómez Pimienta
Treasurer and Principal Financial Officer

Date:	June 25, 2015

*	Print the name and title of each signing officer under his or her signature.